SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                  FORM 8-K/A-2


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 29, 1998




                              DERMA SCIENCES, INC.
             (Exact name of registrant as specified in its charter)





      Pennsylvania                  1-31070                     23-2328753
(State or other jurisdiction      (Commission                 (IRS employer
      of incorporation)           File Number)            identification number)







                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        This Current Report amends the Company's Current Report on Form 8-K filed November 13, 1998 and amended January 12, 1999, concerning the acquisition by the Company of Sunshine Products, Inc. ("Sunshine"). The purpose of the current amendment is the addition of note 1 to the Pro Forma Combined Condensed Balance Sheet required by Form 8-K Item 7(b).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

        The audited financial statements of Sunshine for the Twelve Months Ended June 30, 1998 are filed herewith as Exhibit 99.1.


(b) Pro Forma Financial Information

        The Unaudited Pro Forma Combined Condensed Balance Sheets at September 30, 1998 and the Unaudited Pro Forma Combined Condensed Statements of Operations for the Nine Months ended September 30, 1998 and the year ended December 31, 1997 are filed herewith as Exhibit 99.2.


(c)  Exhibits:

           99.1 Financial Statements of Sunshine Products, Inc. for the Twelve Months Ended June 30, 1998.

           99.2      Pro Forma Financial Information.  Unaudited
                     Pro Forma Combined Condensed Balance Sheets at September 30, 1998 and Unaudited Pro Forma Combined Condensed Statements of Operations for the Nine Months ended September 30, 1998 and the years Ended December 31, 1997.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DERMA SCIENCES, INC.



Date:  February 11, 1999                         By:  /s/  Stephen T. Wills
                                                    --------------------------
                                                    Stephen T. Wills, CPA, MST
                                                    Vice President and Chief
                                                      Financial Officer